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                                                                   Exhibit 10(w)

                  LEASE EXTENSION AND MODIFICATION AGREEMENT
                  --------------------------------------------

     AGREEMENT, made between THE MINSTER, ELDERS AND DEACONS OF THE REFORMED PROTESTANT DUTCH CHURCH OF THE CITY OF NEW YORK, a corporation organized under the Royal Charter of 1696 and existing by virtue of the Laws of the State of New York with its principal office at 45 John Street in the Borough of Manhattan, City, Country and State of New York, hereinafter designated as the Landlord, and PAGES, INC., a corporation organized under the Laws of the State of Delaware and having its principal offices at 29 John Street in the Borough of Manhattan, City, County, and State of New York, hereinafter designated as the Tenant.


                                  WITNESSETH:


     For and in consideration of the sum of TEN ($10.00) DOLLARS each to the other in hand paid, it is mutually understood and agreed by and between the parties hereto that the lease dated August 29, 1994, and extended on March 6, 1995 between THE MINISTER, ELDERS AND DEACONS OF THE REFORMED PROTESTANT DUTCH CHURCH OF THE CITY OF NEW YORK as Landlord, and PAGES INC., as Tenant, for the space known as ROOM 1602 in the building known as 29 JOHN STREET in the Borough of Manhattan, City of New York, is hereby modified to the following extent:

                         EFFECTIVE AS OF JULY 1, 1996:
                         -----------------------------

     1. The demised premises known as Room 1602 shall be extended to include additional space known as Room 1601.

     2. Landlord and Tenant hereby covenant and agree to extend the term of the aforesaid lease to May 31, 1999.

     3. The new base rent shall become One Thousand Seven Hundred Fifty-Three ($1,753.00) Dollars per month, $21,036.00 per year.

     4. The security deposit of Two Thousand Two Hundred Seventy ($2,270.00) Dollars shall be increased by Four Hundred Sixty-Four ($464.00) Dollars for a total of Two Thousand Seven Hundred Thirty-Four ($2,734.00) Dollars. Tenant will pay Landlord an additional security deposit of $464.00.

     5.   The electric charge has been increased to $294.75 per month.

     6. The "Base Year" to calculate the "Real Estate Tax Adjustment" will become the tax year July 1, 1996- June 30, 1997. The percentage of the Real Estate Taxes shall become 1.9%, effective as of each July but in no event sooner than July 1, 1997 there shall be made a real estate tax adjustment of the annual rental rate payable hereunder.

     7. The "Base Year" to calculate the "Cost of Living Adjustment" will become 1996. Effective as of each January but not before January 1, 1997, there shall be made a Cost of Living adjustment of the annual rental rate payable hereunder.

     8.   Landlord agrees to do the following work in Room 1601.

          1. Install interior door similar to existing doors currently in Room 1602.

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          2.   Build closet to be used for storage and coats.

          3.   Paint the premises.

          4.   Install carpet in the premises.

          5.   Replace damaged and missing ceiling tiles.

          6.   Install radiator with cover.

          7. Repair existing A/C to be in proper working condition. Move A/C to top of window with plexiglass panel.

     This agreement shall be attached to and form a part of the above mentioned lease and, except as herein above modified, said lease and the provisions thereof shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this agreement this 27 DAY OF JUNE 1996.

                                          THE MINISTER, ELDERS AND DEACONS
                                        OF THE REFORMED PROTESTANT DUTCH
Witness:                                  CHURCH OF THE CITY OF NEW YORK

/s/ illegible                           BY: /s/ Kenneth L. Schaffer
---------------------------------          ------------------------------------
                                            Kenneth L. Schaffer, Treasurer

                                        PAGES, INC.

/s/ illegible                           BY: /s/ Randall J. Asmo  Vice President
---------------------------------          ------------------------------------
                                            Randall J. Asmo

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